SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 18, 2006
                                -----------------


                               SHELRON GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-31176             04-2968425
----------------------------       ------------       -------------------
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)       Identification No.)

                                   29 BROADWAY
                               NEW YORK, NY 10006
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 836-4041


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors

      On December 18, 2006, the Board of Directors voted to fill two (2) vacancies on the Board of Directors by electing Issac Maizel and Yossi Levi to fill the vacancies. Previously, the Board of Directors consisted of only one (1) director. Both new Directors were nominated by the Company's Chairman,


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 21, 2006                          Shelron Group, Inc
                                                 -------------------------------
                                                 (Registrant)

                                                 /s/ Eliron Yaron
                                                 -------------------------------
                                                 Eliron Yaron, Chairman